Annual Estimated Amortization Expenses of Intangible Assets (Detail) - Dec. 31, 2016 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2017	$ 28,623	¥ 198,732
2018	26,306	182,642
2019	23,731	164,766
2020	19,352	134,359
2021	17,986	124,878
Finite-Lived Intangible Assets, Net, Total	$ 115,998	¥ 805,377